OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2018

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2019 First Quarter Report

TABLE OF CONTENTS

President's Letter	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Commentary on Oakmark International and Oakmark International Small Cap Funds	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Disclosures and Endnotes	45
Trustees and Officers	47

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  December 31, 2018

President's Letter

Kristi L. Rowsell
President of the Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholder,

During much of 2018 and especially its chaotic finale, markets endured one of the most challenging environments we have experienced in our many years of managing the Oakmark Funds. In 2018, trends, such as declining oil prices, rising interest rates, potential trade wars and other geopolitical worries, disproportionately affected the stock prices of many of our portfolio holdings. The adjustment has been particularly unpleasant given the low volatility of recent years. Yet we remain committed to our disciplined, long-term value investing philosophy and believe it should provide better results in 2019.

During times like these, we are grateful to have decades of experience with which to evaluate the factors contributing to today's conditions. Our knowledge helps us identify dislocations between stock prices and underlying business value so that we can take actions that are consistent with our investment philosophy: We invest in quality companies that we believe are undervalued and have significant long-term potential. We analyze our holdings and prospective holdings with rigor and intensity. We are not content to simply "buy the dip." Instead, we engage in a fulsome review in which we evaluate the long-term fundamentals of these global businesses to determine whether their future cash flow generation has been fundamentally weakened. For a company to pass our tests, we must believe that its stock price will reflect its intrinsic business value over time.

As you read about our 2018 portfolio performance in our shareholder letters, know that we, too, invest significant amounts of our personal net worth in the Oakmark Funds. Each year, we disclose the aggregate holdings of our personal shares in the Oakmark Funds. We believe this demonstrates our commitment to stewardship of your investment with us and our mutual alignment of interests.

The employees of Harris Associates, including your portfolio managers, and the Independent Trustees of the Oakmark Funds made substantial new purchases throughout the year such that, even after the year's negative returns, we can report we have more than $430 million collectively invested in the Oakmark Funds, as of December 31, 2018. We hope this confirms our conviction in our portfolios and the opportunities we see in the market.

Thank you for your continued confidence in the Oakmark Funds.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 1

Oakmark and Oakmark Select Funds  December 31, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Last quarter, I wrote about the disconnect between the performance of the businesses we own and their stock prices. In general, the businesses performed about as we expected, but the stocks performed poorly. Though stock price and business performance will eventually converge, there is no such assurance in the short run. This past quarter was, frustratingly, consistent with the past year, as our stocks continued to underperform our businesses. Given the disappointing portfolio returns that we and others produced, we encourage you to reevaluate your holdings and make sure your managers are still investing like you expected them to when you purchased the funds. To that end, let's look at how your money is invested today in Oakmark. (The Oakmark Select quarterly letter will detail the current composition of that portfolio.)

I'll go straight to the conclusion: The stock market looks more attractive to us than it usually does, and the divergence among individual stocks allowed us to structure a portfolio that we believe is more undervalued relative to the market than it usually is. Though the decline has made watching the market painful, we are all gritting our teeth and adding to our personal holdings.

The decline in stock prices in 2018, combined with higher corporate earnings, has reduced the multiple on 2019 consensus S&P estimates to less than 14 times. (Our definition of earnings is operating earnings with goodwill amortization added back.) That multiple is about 15% below its historical average. We see no reason to think bond yields have become high enough to warrant this lower P/E1. The 10-year Treasury yield is less than 3% today, despite averaging 6% over the past 40 years when stocks averaged a higher P/E. Stocks have historically been the best performing asset category, and from this starting point, we would expect stocks to outperform bonds by more than they usually have.

Moving to our portfolio, let's start with an opportunity that cuts across different sectors—companies that we believe are undervalued despite GAAP (Generally Accepted Accounting Principles) metrics that make them look expensive. Oakmark has usually held some of these investments, going back to the 1990s when we owned cable and biotechnology companies. About 15% of our portfolio is currently invested in these names—Alphabet, Regeneron, Netflix, Gartner, MGM, News Corp and Facebook. In each case, we believe that either expenses as defined by GAAP are penalizing current earnings more than is economically appropriate or that assets with substantial long-term value are not producing significant income. Our willingness to invest in these companies has been—and we believe will continue to be—a positive differentiator for Oakmark. However, it is important to recognize that we also expect our performance to be largely determined by the 85% of the portfolio that is invested in more traditional value stocks.

Almost twice as much of the portfolio, about 25% of it, is invested in financial companies. Most of our financials are banks, the largest positions are Citigroup, Bank of America, Capital One Financial, Ally Financial and State Street. These stocks sell for seven and eight times 2019 consensus estimates, average a 3% dividend yield and are repurchasing a lot of their own stock. Investors appear worried that banks will act as poorly in the next recession as they did in the last one. In addition to stating the obvious—that 2008 was much worse than a typical recession—we would add that big banks have lowered their financial leverage, tightened lending standards and used technology to increase their competitive advantage versus smaller banks. They are selling at a larger than normal discount to the market P/E multiple, despite our belief that they have become better businesses.

About one-quarter of the portfolio is also invested in cyclical businesses: industrial, consumer discretionary and energy companies. Their average P/E on 2019 consensus is 10 times. Most of the industrial companies we own have a growing percentage of income coming from parts and services, meaning earnings are now less dependent on the more cyclic new equipment sales than they used to be. The consumer businesses, primarily autos, have become global businesses that benefit from rising demand in emerging markets. Our largest cyclical holding, Fiat Chrysler, sells at four times expected earnings. Despite the company's name, almost all of its profit comes from the growing Jeep and Ram truck brands. And now that the company's cash exceeds its debt, management expects to begin returning capital through both dividends and share repurchases.

Our next highest weighting is information technology. This is a wide-ranging sector, which includes payment networks (Mastercard and Visa), payroll processing (ADP) and more traditional technology companies, such as Intel and Texas Instruments. But our largest technology position is Apple. Many investors appear to treat Apple as just a consumer electronics company. In contrast, we see Apple as a more valuable integrated hardware, software and services company, which is both a growth company and a value stock. It sells for just 12 times expected earnings (updated for slowing China demand)—11 times if you value its cash separately. That means investors are, incorrectly in our opinion, pricing Apple as a below-average business.

After selling UnitedHealth Group and Medtronic last quarter, health care now accounts for only 10% of our portfolio, including Regeneron, which we mentioned earlier. Unlike many of the high P/E stocks in this sector, our largest holding—CVS Health—sells at only 10 times expected earnings. In November, CVS merged its drugstore business with the health insurer Aetna, based on the belief that sharing facilities and information across the two businesses would lower health care costs

See accompanying Disclosures and Endnotes on page 45.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  December 31, 2018

Portfolio Manager Commentary (continued)

and increase profitability. The stock market doesn't appear to give it any credit for that possibility.

By their absence, you can see we own no utilities, REITs or telecomm services (e.g., AT&T, Verizon) and have very little invested in consumer staples. These companies tend to be viewed as safer than average due to low cyclicality and high dividend payouts. But a low risk business isn't always a low risk stock. Current P/E multiples that are equal to or higher than the S&P are hard for us to justify, given very modest historical and expected growth. Investors are paying a premium today for low risk businesses and dividends. We think that premium is undeserved.

Empirical Research2 reported that ETF inflows in late 2018 were strongest in utilities, health care and consumer staples. It shouldn't be surprising that Oakmark has no utility investments or that we have sharply reduced our investments in health care and consumer staples. On the flipside, investors' least favorite sectors were financials, technology and capital equipment. It's also no surprise to see those three sectors now account for half of our portfolio.

The accompanying graph depicts the growth of a $10,000 investment made when the Oakmark Fund opened in 1991, compared to investing the same amount in the S&P 5003. Our 27-year track record is the result of a disciplined process of investing in stocks that appear to be selling at large discounts to value, relative to their long-term earnings potential. Following that philosophy has occasionally made us look foolish, especially when investing for the long term meant avoiding what was then popular. Despite the periods when we were temporarily wrong, that $10,000 has grown to $222,230.

Over the years, some of Oakmark's people have changed (though many of us have been here from the start) and most of our processes have been tweaked. But we have never wavered from the investment philosophy that is summarized at the top of each of these commentaries:

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

The 2018 performance of Oakmark wasn't what any of us wanted or expected, but given the philosophy that has worked so well for Oakmark, the stocks that are in the portfolio today are the ones you should expect and want us to own.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 3

Oakmark Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-17.30%	-12.73%	7.76%	6.03%	13.92%	11.98%	08/05/91
S&P 500 Index	-13.52%	-4.38%	9.26%	8.49%	13.12%	9.29%
Dow Jones Industrial Average[4]	-11.31%	-3.48%	12.94%	9.70%	13.16%	10.38%
Lipper Large Cap Value Fund Index[5]	-12.44%	-7.58%	7.67%	5.95%	11.03%	8.41%
Oakmark Fund (Advisor Class)	-17.26%	-12.62%	N/A	N/A	N/A	3.63%	11/30/16
Oakmark Fund (Institutional Class)	-17.26%	-12.58%	N/A	N/A	N/A	3.66%	11/30/16
Oakmark Fund (Service Class)	-17.35%	-12.97%	7.44%	5.71%	13.58%	7.33%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	3.5
Citigroup, Inc.	3.0
Regeneron Pharmaceuticals, Inc.	2.9
Bank of America Corp.	2.9
Apple, Inc.	2.7
Netflix, Inc.	2.7
American International Group, Inc.	2.5
Capital One Financial Corp.	2.5
Fiat Chrysler Automobiles N.V.	2.5
CVS Health Corp.	2.4
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	56
Net Assets	$16.4 billion
Weighted Average Market Cap	$123.7 billion
Median Market Cap	$41.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.89%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.85%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.6
Information Technology	16.4
Communication Services	13.9
Consumer Discretionary	12.4
Industrials	10.1
Health Care	10.1
Energy	5.8
Consumer Staples	1.5
Short-Term Investments and Other	4.2

See accompanying Disclosures and Endnotes on page 45.

4 OAKMARK FUNDS

Oakmark Fund  December 31, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund decreased 17.3% during the fourth quarter, which compares to a decline of 13.5% for the S&P 5003. This closes a disappointing year, with the Fund declining 12.7%, which lagged behind the 4.4% decline for the S&P 500. We continue to believe that the underlying businesses in our portfolio are performing much better than their stock prices indicate, so we find these holdings even more attractively valued than they were prior to the fourth quarter. Accordingly, we took advantage of unusually high volatility during the quarter to increase the share positions of stocks we believe are most undervalued, while reducing our positions in stocks that had performed better and, therefore, had become less attractive. These reductions included Aon, Automatic Data Processing, Baxter, Diageo, HCA Healthcare, Mastercard, Nestlé, Unilever and Visa.

We eliminated positions in UnitedHealth Group, Medtronic, Oracle and Nestlé as they approached our estimates of intrinsic value. UnitedHealth has performed exceptionally well since we purchased it in the third quarter of 2012. At that time, UnitedHealth sold for 10 times expected 2013 earnings. Since then, the company has grown revenue over 10% annually, improved margins and reduced shares outstanding, resulting in earnings that are more than twice our original 2013 estimate. During the quarter, the stock price exceeded $280, giving it a projected P/E1 on 2018 estimates of more than 20 times, and we believe that there are more attractive investment opportunities today.

Nestlé and Diageo were the best individual contributors for the quarter and the lowest contributors were Apache and Apple. Our best contributing sectors were consumer staples and health care and our lowest contributing sectors were financials and information technology, which are our largest two sectors. For the calendar year, our best individual contributors were HCA Healthcare and Netflix and our biggest detractors were General Electric and Citigroup. During the fourth quarter, we initiated positions in eBay and Halliburton.

eBay Inc. (EBAY-$28.07)

eBay operates three growing and highly cash generative businesses that connect buyers and sellers of lower volume, harder-to-find items. The eBay marketplace matches more than 175 million buyers with one billion items, listed by more than 25 million sellers. eBay also owns valuable assets in StubHub, as well as a portfolio of international, market-leading, classifieds websites. We expect the eBay marketplace to continue to co-exist with Amazon as the two destinations satisfy different shopping behaviors. Amazon is the premier online destination for new, in-season goods while eBay's marketplace primarily serves consumer demand for used, off-season or off-price items. The marketplace business is transitioning to a new payment provider and recently began allowing sellers to advertise on the platform. We believe these initiatives should substantially increase company profits over the next three to five years, even after eBay passes some of the savings back to marketplace participants. We purchased shares of eBay at a multiple that was similar to many brick-and-mortar retailers, which we believe overlooks the company's higher growth rate and powerful competitive and scale advantages.

Halliburton Company (HAL-$26.58)

Halliburton is one of the largest providers of products and services to the energy industry in the world. The scale of its operations leads the industry and it maintains impressive technical capabilities across a broad array of product lines and geographic markets. The company also has a long history of best-in-class operating efficiency and disciplined, return-focused capital deployment. The global oil and gas industry has endured a multi-year retrenchment of capital investments, and we believe that a significant and sustained increase in spending will now be necessary to satisfy increasing global demand. We believe Halliburton is particularly well positioned to benefit from this recovery, given its dominant presence in the reviving U.S. onshore market, its significant investment in international footprint expansion and its ability to capture increased market share in select high-value product lines. Despite this attractive long-term environment, a combination of short-term concerns have significantly pressured Halliburton's stock price. The company is currently trading at a single-digit multiple of our estimate of its normalized earnings per share—a very attractive price for a company of this stature.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 5

Oakmark Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
FINANCIALS - 25.6%
DIVERSIFIED FINANCIALS - 14.3%
Capital One Financial Corp.	5,427	$410,189
The Charles Schwab Corp.	9,600	398,688
Ally Financial, Inc.	17,435	395,077
State Street Corp.	6,200	391,034
The Bank of New York Mellon Corp.	6,920	325,707
Moody's Corp.	1,706	238,974
The Goldman Sachs Group, Inc.	1,105	184,591
		2,344,260
BANKS - 8.1%
Citigroup, Inc.	9,530	496,131
Bank of America Corp.	19,000	468,160
Wells Fargo & Co.	7,910	364,493
		1,328,784
INSURANCE - 3.2%
American International Group, Inc.	10,561	416,221
Aon PLC	790	114,834
		531,055
		4,204,099
INFORMATION TECHNOLOGY - 16.4%
SOFTWARE & SERVICES - 7.8%
MasterCard, Inc., Class A	1,720	324,478
Visa, Inc., Class A	2,135	281,692
Automatic Data Processing, Inc.	1,870	245,195
Gartner, Inc. (a)	1,800	230,112
DXC Technology Co.	3,900	207,363
		1,288,840
TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
Apple, Inc.	2,787	439,621
TE Connectivity, Ltd.	4,936	373,283
Flex, Ltd. (a)	2,370	18,039
		830,943
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Intel Corp.	6,755	317,012
Texas Instruments, Inc.	2,720	257,040
		574,052
		2,693,835
COMMUNICATION SERVICES - 13.9%
MEDIA & ENTERTAINMENT - 13.9%
Alphabet, Inc., Class C (a)	558	578,135
Netflix, Inc. (a)	1,624	434,680
Comcast Corp., Class A	11,438	389,478
Charter Communications, Inc., Class A (a)	1,200	341,964
Facebook, Inc., Class A (a)	2,113	277,032
News Corp., Class A	15,401	174,798
Alphabet, Inc., Class A (a)	83	86,829
		2,282,916
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
AUTOMOBILES & COMPONENTS - 5.6%
Fiat Chrysler Automobiles N.V. (a)	28,160	$407,195
General Motors Co.	9,650	322,792
Aptiv PLC	2,200	135,454
Delphi Technologies PLC	3,733	53,461
		918,902
RETAILING - 4.2%
Booking Holdings, Inc. (a)	160	275,587
Qurate Retail, Inc. (a)	12,115	236,493
eBay, Inc. (a)	6,500	182,455
		694,535
CONSUMER SERVICES - 2.6%
MGM Resorts International	9,400	228,044
Hilton Worldwide Holdings, Inc.	2,662	191,137
		419,181
		2,032,618
INDUSTRIALS - 10.1%
CAPITAL GOODS - 7.4%
General Electric Co.	51,460	389,552
Parker-Hannifin Corp.	2,439	363,791
Cummins, Inc.	1,720	229,861
Caterpillar, Inc.	1,750	222,373
		1,205,577
TRANSPORTATION - 2.7%
American Airlines Group, Inc.	8,278	265,800
FedEx Corp.	1,130	182,303
		448,103
		1,653,680
HEALTH CARE - 10.1%
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
CVS Health Corp.	6,094	399,277
Baxter International, Inc.	4,300	283,026
HCA Healthcare, Inc.	1,494	185,965
		868,268
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.8%
Regeneron Pharmaceuticals, Inc. (a)	1,262	471,281
Bristol-Myers Squibb Co.	6,000	311,880
		783,161
		1,651,429
ENERGY - 5.8%
Anadarko Petroleum Corp.	6,361	278,853
Apache Corp.	10,355	271,821
Halliburton Co.	5,800	154,164
National Oilwell Varco, Inc.	5,929	152,373
Chesapeake Energy Corp. (a)	40,000	84,000
		941,211

6 OAKMARK FUNDS

Oakmark Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
CONSUMER STAPLES - 1.5%
FOOD, BEVERAGE & TOBACCO - 1.4%
Diageo PLC (b)	1,600	$226,880
HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
Unilever PLC (b)	288	15,067
		241,947
TOTAL COMMON STOCKS - 95.8% (COST $12,289,877)		15,701,735
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.2%
GOVERNMENT AND AGENCY SECURITIES - 2.4%
Federal Home Loan Bank, 2.18%, due 01/02/19 (c) (Cost $399,976)	$400,000	399,976
U.S. GOVERNMENT BILLS - 1.5%
United States Treasury Bill, 2.30%, due 01/10/19 (c) (Cost $249,859)	250,000	249,859
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $52,405, collateralized by a United States Treasury Note, 2.625%, due 12/31/25, value plus accrued interest of $53,450 (Cost: $52,400)	52,400	52,400
TOTAL SHORT-TERM INVESTMENTS - 4.2% (COST $702,235)		702,235
TOTAL INVESTMENTS - 100.0% (COST $12,992,112)		16,403,970
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Liabilities In Excess of Other Assets - 0.0% (d)		(5,334)
TOTAL NET ASSETS - 100.0%		$16,398,636

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

Oakmark.com 7

Oakmark Select Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-21.73%	-24.88%	0.08%	2.21%	12.58%	10.89%	11/01/96
S&P 500 Index	-13.52%	-4.38%	9.26%	8.49%	13.12%	7.91%
Lipper Multi-Cap Value Fund Index[7]	-14.30%	-12.66%	5.04%	3.99%	10.32%	6.87%
Oakmark Select Fund (Advisor Class)	-21.68%	-24.73%	N/A	N/A	N/A	-5.16%	11/30/16
Oakmark Select Fund (Institutional Class)	-21.67%	-24.72%	N/A	N/A	N/A	-5.14%	11/30/16
Oakmark Select Fund (Service Class)	-21.78%	-25.04%	-0.19%	1.92%	12.27%	7.53%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	10.9
CBRE Group, Inc., Class A	8.8
TE Connectivity, Ltd.	6.7
Citigroup, Inc.	6.3
Ally Financial, Inc.	6.2
Fiat Chrysler Automobiles N.V.	6.0
Bank of America Corp.	4.7
General Electric Co.	4.3
Qurate Retail, Inc., Class A	4.2
Regeneron Pharmaceuticals, Inc.	4.2
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	22
Net Assets	$4.2 billion
Weighted Average Market Cap	$128.8 billion
Median Market Cap	$27.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.04%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.97%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.0
Communication Services	18.4
Consumer Discretionary	17.5
Information Technology	9.7
Real Estate	8.8
Industrials	8.3
Energy	6.5
Health Care	4.2
Short-Term Investments and Other	1.6

See accompanying Disclosures and Endnotes on page 45.

8 OAKMARK FUNDS

Oakmark Select Fund  December 31, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund declined 21.7% in the fourth quarter, while the S&P 500 Index3 declined 13.5%. As fellow shareholders in the Fund and stewards of your capital, we are disappointed in these results. As we wrote last quarter, the market has broadly rejected investments in pro-cyclical companies, regardless of their underlying fundamentals or their relative cheapness. We remain committed to the same investment process that has generated our strong long-term returns. Furthermore, the drop in stock prices during the fourth quarter enabled us to add four companies to the portfolio (Anadarko, Hilton, Lear, and Netflix)—all of which are well regarded in their respective industries for the quality of their management teams and assets.

Our energy sector holdings accounted for more than half of the Fund's underperformance during the quarter, as oil prices fell roughly 37% from $75 to $47. Increased concern about the outlook for the economy, as opposed to actual fundamental weakness, negatively impacted the prices of our financial, consumer discretionary, and industrial sector holdings. The largest detractors in the quarter were Weatherford (–79%), Adient (–56%), and Apache (–44%). The largest contributors (smallest detractors) were Hilton Worldwide (+1%), Netflix (–2%), and Lear (–2%).

We want to provide a few words on portfolio positioning as detailed in Bill Nygren's commentary for the Oakmark Fund. In general, the Select Fund's positioning is similar to that of the Oakmark Fund, with larger weights in our highest conviction areas—this is not surprising given the concentrated nature of the Select Fund. For example, about one-seventh of the Oakmark Fund's portfolio is invested in companies that are more undervalued than their GAAP earnings would indicate. In contrast, the Select Fund has roughly one-fifth of its portfolio invested in companies that fit this criterion (such as Alphabet, Netflix, and Regeneron). Both funds have about one-quarter of their portfolios invested in the financial sector, but Select's weighting is concentrated in fewer names. Just over 30% of Select's portfolio is invested in cyclical stocks (industrial, consumer discretionary, and energy) versus about 25% of the Oakmark Fund's. Like the Oakmark Fund, the Select Fund is also underweight less cyclical and currently more popular sectors like health care. The Select Fund doesn't own any consumer staples (vs. a small weighting in Oakmark), utilities (none in Oakmark), or telecom companies (none in Oakmark).

As stock prices fell in the fourth quarter, companies with less debt became cheaper on an enterprise value basis. We used the extreme volatility in both the energy and auto industries to add new positions in Anadarko Petroleum and Lear, and we eliminated our ownership of Chesapeake Energy and Adient. In both cases, we retained exposure to very undervalued industries and have done so through new investments in companies with stronger balance sheets, while capturing tax losses. Anadarko has a stronger balance sheet than Chesapeake Energy, was selling at a similar discount to enterprise value, and has a history of returning capital to shareholders. Lear, Adient's chief competitor, has a much stronger balance sheet and better mix of businesses than Adient. In addition, Lear has the financial wherewithal to purchase significant amounts of its stock at current prices. We believe Lear is cheaper on an enterprise value basis and that Adient's significant equity upside is a function of its large debt load.

We purchased Netflix in the quarter because its share price fell roughly 40% from its July high. We've owned Netflix in the Oakmark Fund for nearly 18 months and written extensively about our thesis. Nothing at Netflix has fundamentally changed in our opinion. The price merely fell to a level that justified owning it in a concentrated portfolio like Oakmark Select.

We also started a position in Hilton Worldwide. Our reasons to own the company are the same as when we first purchased Hilton in the Oakmark Fund in the second quarter of this year. Additionally, the company's valuation improved as its share price fell due to broad skepticism about cyclical businesses. Our analysis of the company is based on through-cycle economics, which accounts for the cyclical gyrations of the business.

We also eliminated our position in Oracle to pursue these other attractive opportunities.

Thank you, our fellow shareholders, for your continued investment in the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 9

Oakmark Select Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.4%
FINANCIALS - 25.0%
BANKS - 11.0%
Citigroup, Inc.	5,112	$266,130
Bank of America Corp.	8,001	197,135
		463,265
DIVERSIFIED FINANCIALS - 10.3%
Ally Financial, Inc.	11,500	260,590
Capital One Financial Corp.	2,285	172,716
		433,306
INSURANCE - 3.7%
American International Group, Inc.	3,995	157,451
		1,054,022
COMMUNICATION SERVICES - 18.4%
MEDIA & ENTERTAINMENT - 18.4%
Alphabet, Inc., Class C (a)	444	459,448
Charter Communications, Inc., Class A (a)	564	160,723
Netflix, Inc. (a)	576	154,226
		774,397
CONSUMER DISCRETIONARY - 17.5%
AUTOMOBILES & COMPONENTS - 8.3%
Fiat Chrysler Automobiles N.V. (a)	17,434	252,097
Lear Corp.	800	98,288
		350,385
CONSUMER SERVICES - 5.0%
MGM Resorts International	5,147	124,866
Hilton Worldwide Holdings, Inc.	1,166	83,753
		208,619
RETAILING - 4.2%
Qurate Retail, Inc. (a)	9,139	178,397
		737,401
INFORMATION TECHNOLOGY - 9.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
TE Connectivity, Ltd.	3,743	283,079
SOFTWARE & SERVICES - 3.0%
MasterCard, Inc., Class A	659	124,320
		407,399
REAL ESTATE - 8.8%
CBRE Group, Inc., Class A (a)	9,248	370,270
INDUSTRIALS - 8.3%
CAPITAL GOODS - 4.2%
General Electric Co.	23,700	179,409
TRANSPORTATION - 4.1%
American Airlines Group, Inc.	5,340	171,467
		350,876
	Shares	Value
ENERGY - 6.5%
Apache Corp.	5,149	$135,155
Anadarko Petroleum Corp.	2,312	101,350
Weatherford International PLC (a)	67,000	37,453
		273,958
HEALTH CARE - 4.2%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.2%
Regeneron Pharmaceuticals, Inc. (a)	475	177,412
TOTAL COMMON STOCKS - 98.4% (COST $3,110,944)		4,145,735
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $63,160, collateralized by a United States Treasury Note, 2.875% due 05/15/28, value plus accrued interest of $64,421 (Cost: $63,155)	$63,155	63,155
GOVERNMENT AND AGENCY SECURITIES - 1.2%
Federal Home Loan Bank, 2.18%, due 01/02/19 (b) (Cost $49,997)	50,000	49,997
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $113,152)		113,152
TOTAL INVESTMENTS - 101.1% (COST $3,224,096)		4,258,887
Liabilities In Excess of Other Assets - (1.1)%		(46,134)
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
TOTAL NET ASSETS - 100.0%		$4,212,753

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

10 OAKMARK FUNDS

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Oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	-9.26%	-8.33%	5.20%	3.50%	7.83%	9.50%	11/01/95
Lipper Balanced Fund Index	-7.65%	-4.68%	5.25%	4.48%	8.47%	6.50%
S&P 500 Index	-13.52%	-4.38%	9.26%	8.49%	13.12%	8.53%
Barclays U.S. Govt./Credit Index	1.46%	-0.42%	2.19%	2.53%	3.46%	5.00%
Oakmark Equity and Income Fund (Advisor Class)	-9.21%	-8.20%	N/A	N/A	N/A	3.23%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	-9.20%	-8.15%	N/A	N/A	N/A	3.26%	11/30/16
Oakmark Equity and Income Fund (Service Class)	-9.31%	-8.57%	4.91%	3.20%	7.50%	7.76%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
General Motors Co.	5.0
Bank of America Corp.	4.8
TE Connectivity, Ltd.	4.0
Mastercard, Inc., Class A	3.1
Nestlé SA	3.0
CVS Health Corp.	2.6
UnitedHealth Group, Inc.	2.4
Diageo PLC	2.3
Alphabet, Inc., Class C	2.2
Philip Morris International, Inc.	2.1
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	43
Net Assets	$12.4 billion
Weighted Average Market Cap	$112.0 billion
Median Market Cap	$22.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	11.5
Consumer Discretionary	10.8
Information Technology	9.6
Consumer Staples	7.4
Health Care	7.2
Communication Services	4.6
Industrials	4.2
Energy	3.2
Materials	1.3
Real Estate	1.0
Total Equity Investments	60.8
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	18.1
Government and Agency Securities	14.8
Convertible Bond	0.1
Total Fixed Income Investments	33.0
Short-Term Investments and Other	6.1

See accompanying Disclosures and Endnotes on page 45.

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2018

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Do You Still Remember 2017?

Our previous year-end report was titled "2017, We Will Miss You." Rarely are we so prophetic in our report titles! In some ways, 2017 was the inverse of 2018. It was the first "perfect year" in which the S&P 5003 realized a positive return each month, something that had never happened before (and certainly did not occur in 2018). Volatility was modest—so modest that a popular trade was to sell options on volatility contracts. One would think that the investing environment was quite benign, but this was not really the case. Worldwide trouble spots continued to be troubled, the Fed raised interest rates three times and U.S. politics became more unpredictable. Yet, the stock market continued on its way with insouciance.

Calendar-year 2018 actually started off with a bang—what some described as a "melt-up." But by the end of January, this move upward reversed in its entirety in merely a few days, thereby setting the stage for the rest of 2018, a year of increased volatility and one in which most asset classes suffered price declines. Although many of 2018's economic fundamentals were also present in 2017, investors' responses were quite different. Relative to corporate earnings, 2018 experienced the second-best annual percentage increase since the 1980s, yet the stock market suffered its worst year since 2008. Rising earnings and declining prices meant compressed stock valuations and this price/earnings contraction was the largest since 2002. An erratic, volatile year like 2018 offers many anomalies, such as the stock market decline on Christmas Eve—which was almost four times worse than anything ever experienced before on that day—or the rally the next trading day, when the Dow Jones Industrial Average4 shot up by more than 1,000 points for the first time ever.

But the real question all of this provokes is, "What has caused this change in the character of stock market action?" Sadly, we do not really know, just as we cannot effectively explain why 2017 was so favorable. Most market-affecting issues that did not resolve in 2017 remain unresolved at the end of 2018: tariff skirmishes perhaps developing into a serious trade war, rising interest rates possibly resulting in an inverted yield curve, extraordinary volatility in the price of oil, widening yield spreads between high-quality and low-quality bond issues, European problems, especially in the U.K. with its Brexit negotiations, France with its civil unrest, and Italy with its political challenges, as well as the social strains caused by migrations from south to north, etc.

Although we cannot explain why markets behaved so differently in 2017 and 2018, we can recall that valuation compression like that experienced in 2018 generally precedes strong returns. And even though we are unable to forecast the econ-

omy, we do not see evidence of the kinds of excess or duress that preceded the previous two downturns. One important difference between 2008 and 2018 is that the financial industry's balance sheets are much stronger. Balance sheets of the Fund's holdings, both financial industry and otherwise, are also in good shape. Another factor that we monitor is trading by corporate insiders in their own stocks. Earlier in the year, purchase activity was very light, but it picked up as prices declined during the past quarter. Finally, we note that, though 2018 ended badly, the combined investment returns of 2017 and 2018 for both the market and the Fund are still positive. In addition, market turbulence has created value opportunities to be exploited in the future, but admittedly, 2017 was a lot more relaxing.

Quarter and Annual Review

The Fund lost 9.3% in the quarter, which compares to a loss of 7.7% for the Lipper Balanced Fund Index8, the Fund's performance benchmark. For all of 2018, the Fund lost 8.3%, compared to 4.7% for the Lipper. Value has underperformed growth (as measured by the Russell 1000 Value10 and Russell 1000 Growth11 Indexes) by 4% per year since the end of 2008, and this has pressured the Fund's relative returns. Another factor that we are unable to predict is when the market will return to favoring value, but we will note that the annualized compound rate of return for the Fund since inception in 1995 is 9.5%, while the corresponding return to the Lipper Index is 6.5%.

In such a difficult quarter, positive contributors to Fund performance were few: Foot Locker and Diageo. The most significant detractors from return were National Oilwell Varco, Bank of America, Citigroup, Mastercard and TE Connectivity. Financial issues underperformed during the quarter as the spread between short-term interest rates and longer term rates narrowed. A narrowing spread can restrain earnings for banks. Energy industry holdings, such as National Oilwell Varco, declined as the price of oil dropped as much as 40% in the quarter. Contributors for the calendar year were Mastercard, HCA Healthcare, UnitedHealth Group, Foot Locker and Jones Lang LaSalle (sold). Philip Morris International detracted most for all of 2018, followed by Bank of America, TE Connectivity, General Motors and Citigroup.

Transaction Activity

During the quarter we eliminated two holdings, CommScope Holding and Baker Hughes, a GE Company. Both holdings produced losses, which we used to offset gains taken earlier in the year. Baker Hughes suffered from the collapse in the price of oil. Investors also feared the overhang from General Electric's (GE) dominant shareholding in the company. New management at

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2018

Portfolio Manager Commentary (continued)

GE has indicated a desire to monetize GE's interest and this could pressure Baker Hughes' share price. Our second portfolio sale, CommScope, announced in November that it would acquire Arris, a company involved in broadband, wireless and video technology. Although we have previous experience with Arris and find the company interesting, we are uncomfortable with CommScope making an acquisition of this size, especially because the company substantially increased its debt load to do so.

We did not initiate any new equity holdings in the period. This does not imply a lack of activity, however. Stock prices declined vigorously in October and December and this provided opportunities for us to add to existing holdings at more attractive prices.

A Note on Fixed Income

As we noted in our previous letter, we perceived the fixed income market to offer more attractive opportunities in the latter half of 2018 and we increased the portfolio's fixed income allocation accordingly. This has also meant an increase in the effective duration of the bond portfolio to 2.35 years. Duration measures the sensitivity of an asset to changes in interest rates. The fixed income portfolio's 2.35 duration implies that a +/-1% move across the term structure of interest rates would cause a +/- price move of 2.35% of the principal value. This is still a conservative posture relative to interest rate risk, and we anticipate increasing duration further should interest rates continue to rise.

Relative to credit risk (default risk), we continue to have an allocation to lower rated credits. When investing in high yield, we look at each issue similarly to how we analyze equities and we demand that any prospective holding have an equity-like expected return. High yield bonds can be sensitive to economic conditions, so it is important that we test our holdings for their likely performance under duress. In the absence of a serious recession, we believe that investment-grade and lower quality issues will provide above-average returns.

We thank our shareholders for entrusting their assets to the Fund and we welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 45.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.8%
FINANCIALS - 11.5%
BANKS - 6.7%
Bank of America Corp.	24,298	$598,696
Citigroup, Inc.	4,360	226,966
		825,662
DIVERSIFIED FINANCIALS - 3.6%
Ally Financial, Inc.	9,173	207,858
The Bank of New York Mellon Corp.	3,030	142,606
State Street Corp.	1,551	97,834
		448,298
INSURANCE - 1.2%
American International Group, Inc.	3,880	152,921
		1,426,881
CONSUMER DISCRETIONARY - 10.8%
AUTOMOBILES & COMPONENTS - 7.9%
General Motors Co.	18,472	617,875
BorgWarner, Inc.	5,846	203,102
Lear Corp.	1,316	161,737
		982,714
RETAILING - 2.0%
Foot Locker, Inc.	4,066	216,332
Qurate Retail, Inc. (a)	1,705	33,290
		249,622
CONSUMER SERVICES - 0.5%
MGM Resorts International	2,351	57,041
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc.	664	54,220
		1,343,597
INFORMATION TECHNOLOGY - 9.6%
SOFTWARE & SERVICES - 5.2%
MasterCard, Inc., Class A	2,054	387,506
Oracle Corp.	4,663	210,530
CoreLogic, Inc. (a)	1,293	43,212
		641,248
TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
TE Connectivity, Ltd.	6,483	490,317
Flex, Ltd. (a)	3,250	24,734
		515,051
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Qorvo, Inc. (a)	609	37,009
		1,193,308
	Shares	Value
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 7.4%
Nestlé SA (b)	4,597	$372,205
Diageo PLC (b)	1,984	281,280
Philip Morris International, Inc.	3,956	264,123
		917,608
HEALTH CARE - 7.2%
HEALTH CARE EQUIPMENT & SERVICES - 6.4%
CVS Health Corp.	4,911	321,792
UnitedHealth Group, Inc.	1,179	293,797
HCA Healthcare, Inc.	1,052	130,871
LivaNova PLC (a)	547	50,014
		796,474
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Regeneron Pharmaceuticals, Inc. (a)	271	101,256
		897,730
COMMUNICATION SERVICES - 4.6%
MEDIA & ENTERTAINMENT - 4.6%
Alphabet, Inc., Class C (a)	263	272,158
Charter Communications, Inc., Class A (a)	778	221,678
Comcast Corp., Class A	2,120	72,186
		566,022
INDUSTRIALS - 4.2%
CAPITAL GOODS - 3.3%
Johnson Controls International plc	3,895	115,478
Arconic, Inc.	6,325	106,647
Dover Corp.	1,055	74,881
Carlisle Cos., Inc.	718	72,193
WESCO International, Inc. (a)	682	32,717
		401,916
TRANSPORTATION - 0.9%
American Airlines Group, Inc.	3,623	116,329
		518,245
ENERGY - 3.2%
National Oilwell Varco, Inc.	6,830	175,523
Anadarko Petroleum Corp.	2,603	114,129
PDC Energy, Inc. (a)	1,900	56,556
Apergy Corp. (a)	1,772	47,992
		394,200
MATERIALS - 1.3%
Glencore PLC	43,500	161,537
REAL ESTATE - 1.0%
The Howard Hughes Corp. (a)	655	63,898
Gaming and Leisure Properties, Inc. REIT	1,833	59,212
		123,110
TOTAL COMMON STOCKS - 60.8% (COST $5,096,117)		7,542,238

Oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 8.40% (3 mo. USD LIBOR + 5.785%),	498	$12,612
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		12,612
	Par Value	Value
FIXED INCOME - 33.0%
CORPORATE BONDS - 18.1%
FINANCIALS - 4.5%
Aflac, Inc. 2.875%, due 10/15/26	$980	916
Ally Financial, Inc. 3.75%, due 11/18/19	13,395	13,345
American Express Credit Corp. 2.60%, due 09/14/20	2,945	2,915
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,615
Aon Corp. 5.00%, due 09/30/20	14,745	15,175
Bank of America Corp. 2.151%, due 11/09/20	6,970	6,845
4.45%, due 03/03/26	5,000	4,943
Capital One NA 1.85%, due 09/13/19	39,255	38,825
Citigroup, Inc. 2.45%, due 01/10/20	19,910	19,750
3.40%, due 05/01/26	15,000	14,109
4.05%, due 07/30/22	13,338	13,399
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	9,707
5.25%, due 05/30/25	5,895	5,615
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	30,495
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	6,612
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	24,755
3.80%, due 06/09/23	14,750	14,474
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,757
3.80%, due 08/24/27	4,975	4,697
General Electric Co. 5.30%, due 02/11/21	7,682	7,691
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	29,020
3.514%(3 mo. USD LIBOR + 0.61%), due 06/18/22 (c)	24,870	24,926
3.717%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	19,905
Moody's Corp. 4.50%, due 09/01/22	13,040	13,413
2.625%, due 01/15/23	12,201	11,647
5.50%, due 09/01/20	3,780	3,920
	Par Value	Value
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	$24,830	$24,706
5.375%, due 05/15/27 (d)	6,965	6,817
4.75%, due 08/01/26 (d)	5,925	5,614
5.75%, due 08/15/25 (d)	2,950	2,972
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,702
2.375%, due 11/21/21 (d)	6,970	6,780
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,811
S&P Global, Inc. 4.00%, due 06/15/25	17,150	17,463
2.95%, due 01/22/27	9,810	9,228
4.40%, due 02/15/26	1,970	2,033
3.30%, due 08/14/20	1,970	1,974
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	19,992
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,093
2.30%, due 12/13/19	6,970	6,899
3.20%, due 02/23/23	7,000	6,790
4.259%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	2,858
2.625%, due 04/25/21	2,000	1,948
2.875%, due 02/25/21	1,000	983
2.55%, due 10/23/19	980	974
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,853
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	14,541
3.757%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,576
Wells Fargo Bank NA 3.625%, due 10/22/21	10,000	10,059
2.15%, due 12/06/19	9,900	9,810
		559,947
CONSUMER DISCRETIONARY - 3.9%
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	9,606
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	14,311
3.55%, due 03/15/28	9,950	9,373
2.75%, due 03/15/23	6,965	6,685
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	10,947
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	4,652
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	22,248
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	233
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,117
4.20%, due 03/15/28	9,950	9,373
4.50%, due 02/01/24	2,985	2,980

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.0% (continued)
CORPORATE BONDS - 18.1% (continued)
Dana, Inc. 6.00%, due 09/15/23	$3,925	$3,905
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	1,000	840
Dollar Tree, Inc. 3.149% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	6,965	6,921
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (d)	4,910	5,168
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	28,648
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,687
General Motors Co. 4.875%, due 10/02/23	41,400	41,494
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	4,974
3.10%, due 01/15/19	4,915	4,915
Hyatt Hotels Corp. 4.375%, due 09/15/28	7,960	7,747
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	19,306
6.25%, due 02/15/22 (d)	14,800	14,837
6.25%, due 01/15/27 (d)	200	192
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (d)	1,000	967
5.00%, due 06/01/24 (d)	1,000	965
Lear Corp. 5.375%, due 03/15/24	20,457	21,044
5.25%, due 01/15/25	11,060	11,361
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	1,831
Marriott International, Inc. 4.00%, due 04/15/28	4,975	4,783
Mattel, Inc., 144A 6.75%, due 12/31/25 (d)	4,980	4,443
MGM Resorts International 8.625%, due 02/01/19	3,532	3,536
5.75%, due 06/15/25	2,985	2,880
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	8,905
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	10,549
5.375%, due 12/01/24	3,580	3,352
Sands China, Ltd., 144A 5.40%, due 08/08/28 (d)	5,000	4,825
5.125%, due 08/08/25 (d)	3,000	2,971
4.60%, due 08/08/23 (d)	2,000	1,987
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	17,770
Starbucks Corp. 3.80%, due 08/15/25	9,950	9,840
4.00%, due 11/15/28	2,985	2,961
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,801
	Par Value	Value
Tapestry, Inc. 3.00%, due 07/15/22	$12,145	$11,705
4.125%, due 07/15/27	4,975	4,655
Tempur Sealy International, Inc. 5.50%, due 06/15/26	3,125	2,852
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,006
The William Carter Co. 5.25%, due 08/15/21	36,132	35,951
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	11,430	11,030
7.50%, due 11/01/23 (d)	10,000	9,675
Under Armour, Inc. 3.25%, due 06/15/26	12,565	10,527
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,229
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	5,981
		485,541
HEALTH CARE - 2.4%
Abbott Laboratories 2.90%, due 11/30/21	16,625	16,481
AbbVie, Inc. 3.75%, due 11/14/23	6,965	6,930
Becton Dickinson and Co. 2.675%, due 12/15/19	22,756	22,540
2.133%, due 06/06/19	11,828	11,759
3.30%, due 03/01/23	11,204	11,008
3.678%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	9,950	9,850
2.894%, due 06/06/22	2,985	2,891
3.363%, due 06/06/24	2,985	2,867
Centene Corp. 4.75%, due 05/15/22	20,084	19,833
Cigna Corp., 144A 4.375%, due 10/15/28 (d)	2,985	3,002
4.125%, due 11/15/25 (d)	2,985	2,981
CVS Health Corp. 4.00%, due 12/05/23	18,198	18,250
5.00%, due 12/01/24	6,880	7,210
4.75%, due 12/01/22	6,880	7,099
2.25%, due 08/12/19	2,884	2,870
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	7,042
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,897
HCA, Inc. 6.50%, due 02/15/20	9,895	10,142
5.00%, due 03/15/24	7,465	7,390
5.625%, due 09/01/28	2,985	2,880
4.25%, due 10/15/19	1,990	1,985
5.375%, due 09/01/26	500	486
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	7,449
Johnson & Johnson 2.90%, due 01/15/28	14,925	14,305
McKesson Corp. 3.65%, due 11/30/20	19,890	19,985
3.95%, due 02/16/28	2,985	2,863

Oakmark.com 17

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.0% (continued)
CORPORATE BONDS - 18.1% (continued)
Quest Diagnostics, Inc. 4.70%, due 04/01/21	$5,128	$5,271
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,917
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,531
5.00%, due 06/01/26 (d)	12,805	12,421
Zimmer Biomet Holdings, Inc. 4.625%, due 11/30/19	10,345	10,465
3.554%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,928
3.15%, due 04/01/22	3,810	3,725
3.70%, due 03/19/23	2,985	2,953
		299,206
COMMUNICATION SERVICES - 1.9%
AT&T, Inc. 5.00%, due 03/01/21	16,710	17,278
Comcast Corp. 3.45%, due 10/01/21	9,950	10,051
3.30%, due 10/01/20	9,950	9,988
3.95%, due 10/15/25	4,975	5,034
Discovery Communications LLC, 144A 2.80%, due 06/15/20 (d)	3,930	3,888
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	20,284
3.70%, due 03/01/21	14,740	14,844
Intelsat Jackson Holdings SA, 144A 8.00%, due 02/15/24 (d)	26,069	26,851
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	14,935	14,188
5.375%, due 06/15/22 (d)	6,975	6,923
5.625%, due 03/15/26 (d)	4,975	4,863
Netflix, Inc. 4.875%, due 04/15/28	31,840	29,054
5.875%, due 02/15/25	11,940	12,045
5.375%, due 02/01/21	1,990	2,015
Netflix, Inc., 144A 5.875%, due 11/15/28 (d)	6,965	6,768
6.375%, due 05/15/29 (d)	2,985	2,944
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.625%, due 05/01/22	30,425	30,004
6.25%, due 07/15/19	2,950	2,997
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,005
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	13,973
		234,997
INDUSTRIALS - 1.6%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	14,701
BAT Capital Corp. 2.297%, due 08/14/20	19,900	19,435
3.557%, due 08/15/27	6,965	6,183
CH Robinson Worldwide, Inc. 4.20%, due 04/15/28	2,985	2,993
	Par Value	Value
Delta Air Lines, Inc. 3.40%, due 04/19/21	$11,590	$11,493
3.80%, due 04/19/23	9,425	9,274
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,380
4.00%, due 09/21/23	9,945	9,840
General Electric Co. 5.00%(3 mo. USD LIBOR + 3.330%) (c)	12,430	9,509
4.125%, due 10/09/42	2,485	1,942
Hilton Domestic Operating Co., Inc., 144A 5.125%, due 05/01/26 (d)	16,915	16,238
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (d)	100	98
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	11,986
Stanley Black & Decker, Inc. 4.25%, due 11/15/28	6,965	7,164
Union Pacific Corp. 3.75%, due 07/15/25	9,950	10,044
3.20%, due 06/08/21	6,965	6,997
3.50%, due 06/08/23	6,965	6,978
United Technologies Corp. 3.65%, due 08/16/23	4,975	4,956
3.35%, due 08/16/21	1,990	1,985
3.95%, due 08/16/25	1,990	1,975
USG Corp., 144A 4.875%, due 06/01/27 (d)	6,965	7,017
Wabtec Corp. 3.838% (3 mo. USD LIBOR + 1.050%), due 09/15/21 (c)	4,975	4,976
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,259
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	12,889
5.375%, due 12/15/21	5,305	5,239
		202,551
INFORMATION TECHNOLOGY - 1.6%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,452
3.75%, due 12/01/21	4,710	4,737
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,358
2.375%, due 01/15/20	9,955	9,831
3.625%, due 01/15/24	9,955	9,419
3.50%, due 01/15/28	4,975	4,310
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/23	19,243	18,906
5.00%, due 09/01/25	9,955	9,532
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (d)	14,438	11,695
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	18,384	16,821
5.00%, due 06/15/21 (d)	995	985
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	14,985
4.42%, due 06/15/21 (d)	2,940	2,935
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	10,097

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.0% (continued)
CORPORATE BONDS - 18.1% (continued)
Lam Research Corp. 2.75%, due 03/15/20	$19,660	$19,475
2.80%, due 06/15/21	4,910	4,855
Motorola Solutions, Inc. 3.75%, due 05/15/22	9,950	9,873
4.60%, due 02/23/28	2,985	2,919
Qorvo, Inc., 144A 5.50%, due 07/15/26 (d)	4,975	4,751
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	933
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	9,556
2.35%, due 08/01/19	1,812	1,802
		191,227
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	25,970
4.875%, due 03/01/26	19,665	20,163
GLP Capital, LP / GLP Financing II, Inc. REIT 4.875%, due 11/01/20	14,975	15,102
5.375%, due 11/01/23	12,000	12,164
5.75%, due 06/01/28	4,975	5,025
5.25%, due 06/01/25	4,975	4,940
5.375%, due 04/15/26	3,925	3,882
4.375%, due 04/15/21	1,965	1,957
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	2,916
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	15,109
5.25%, due 01/15/26	9,835	10,008
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	12,440	11,694
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,427
3.50%, due 02/01/25	1,000	957
		132,314
CONSUMER STAPLES - 0.6%
Diageo Capital PLC 3.875%, due 05/18/28	5,000	5,091
3.00%, due 05/18/20	5,000	5,004
3.50%, due 09/18/23	4,800	4,814
General Mills, Inc. 4.00%, due 04/17/25	1,990	1,958
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	6,260	6,286
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	14,316
3.00%, due 11/15/20	6,885	6,865
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,226
1.625%, due 10/28/19 (d)	7,764	7,656
	Par Value	Value
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	$2,000	$1,820
5.50%, due 03/01/25 (d)	500	480
5.75%, due 03/01/27 (d)	500	469
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	6,420	6,333
3.35%, due 02/01/22 (d)	4,975	4,758
2.65%, due 10/03/21 (d)	3,980	3,804
4.25%, due 02/01/27 (d)	995	927
		78,807
ENERGY - 0.3%
Apergy Corp. 6.375%, due 05/01/26	16,119	15,635
Cenovus Energy, Inc. 5.70%, due 10/15/19	3,642	3,707
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	6,702
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	9,703
Weatherford International LLC, 144A 9.875%, due 03/01/25 (d)	9,950	6,045
		41,792
MATERIALS - 0.2%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,447
3.875%, due 10/27/27 (d)	9,950	8,895
		18,342
Total Corporate Bonds (Cost $2,290,921)		2,244,724
GOVERNMENT AND AGENCY SECURITIES - 14.8%
U.S. GOVERNMENT NOTES - 14.7%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20 (f)	486,764	485,764
2.125%, due 01/15/19 (f)	234,828	234,443
United States Treasury Notes 1.75%, due 10/31/20	223,550	220,494
2.375%, due 12/31/20	198,945	198,502
1.625%, due 04/30/19	199,000	198,440
1.375%, due 12/15/19	99,500	98,315
1.625%, due 07/31/20	99,485	98,074
2.00%, due 11/30/22	74,625	73,267
1.75%, due 03/31/22	74,645	72,971
2.125%, due 12/31/22	49,745	49,044
1.875%, due 11/30/21	49,785	48,968
1.50%, due 11/30/19	24,875	24,618
2.125%, due 01/31/21	24,570	24,381
		1,827,281
U.S. GOVERNMENT AGENCIES - 0.1%
Federal Farm Credit Bank, 1.68%, due 08/16/21	17,165	16,777
Total Government and Agency Securities (Cost $1,850,835)		1,844,058

Oakmark.com 19

Oakmark Equity and Income Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.0% (continued)
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,511)	$14,915	$12,005
TOTAL FIXED INCOME - 33.0% (COST $4,156,267)		4,100,787
SHORT-TERM INVESTMENTS - 6.6%
COMMERCIAL PAPER - 5.1%
Walgreens Boots, 2.79% - 3.29%, due 01/29/19 - 04/16/19 (g)	174,000	173,211
General Mills, Inc., 144A, 2.64% - 2.74%, due 01/02/19 - 01/11/19 (d) (g)	130,750	130,695
Schlumberger Holdings Corp., 144A, 2.95% - 3.06%, due 01/14/19 - 02/11/19 (d) (g)	124,500	124,194
Campbell Soup Co., 144A, 2.91% - 3.26%, due 01/10/19 - 02/07/19 (d) (g)	110,000	109,756
Anthem, Inc., 144A, 2.79%, due 01/23/19 - 01/25/19 (d) (g)	49,500	49,414
John Deere Capital Co., 144A, 2.50%, due 01/18/19 (d) (g)	24,850	24,821
J.P. Morgan Securities LLC, 144A, 2.55%, due 01/28/19 (d) (g)	24,750	24,704
Total Commercial Paper (Cost $636,793)		636,795
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $82,912, collateralized by United States Treasury Notes, 2.625% - 2.875%, due 12/31/25 - 05/15/28, aggregate value plus accrued interest of $84,566 (Cost: $82,905)	82,905	82,905
GOVERNMENT AND AGENCY SECURITIES - 0.6%
Federal Home Loan Bank, 2.18%, due 01/02/19 (g) (Cost $74,996)	75,000	74,996
	Par Value	Value
CORPORATE BONDS - 0.2%
FINANCIALS - 0.1%
Reinsurance Group of America, Inc., 6.45%, due 11/15/19	$10,257	$10,531
REAL ESTATE - 0.1%
American Tower Corp., 3.40%, due 02/15/19	11,636	11,640
Total Corporate Bonds (Cost $22,190)		22,171
TOTAL SHORT-TERM INVESTMENTS - 6.6% (COST $816,884)		816,867
TOTAL INVESTMENTS - 100.5% (COST $10,082,275)		12,472,504
Foreign Currencies (Cost $0) - 0.0% (h)		0	(i)
Liabilities In Excess of Other Assets - (0.5)%		(62,956)
NET ASSETS - 100.0%		$12,409,548

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of December 31, 2018.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Security is perpetual and has no stated maturity date.

(f)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

20 OAKMARK FUNDS

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Oakmark.com 21

Oakmark Global Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-16.65%	-18.97%	2.53%	1.34%	9.46%	9.01%	08/04/99
MSCI World Index	-13.42%	-8.71%	6.30%	4.56%	9.67%	4.16%
Lipper Global Fund Index[13]	-13.07%	-10.73%	5.64%	3.89%	8.96%	4.74%
Oakmark Global Fund (Advisor Class)	-16.60%	-18.90%	N/A	N/A	N/A	3.03%	11/30/16
Oakmark Global Fund (Institutional Class)	-16.60%	-18.84%	N/A	N/A	N/A	3.10%	11/30/16
Oakmark Global Fund (Service Class)	-16.71%	-19.22%	2.23%	1.00%	9.09%	8.95%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Daimler AG	4.7
Mastercard, Inc., Class A	4.6
Alphabet, Inc., Class C	4.6
Bank of America Corp.	4.4
General Motors Co.	4.3
Lloyds Banking Group PLC	4.3
TE Connectivity, Ltd.	4.2
Credit Suisse Group AG	3.8
CNH Industrial N.V.	3.7
Naspers, Ltd.	3.3
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	42
Net Assets	$1.7 billion
Weighted Average Market Cap	$93.3 billion
Median Market Cap	$26.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	22.1
Communication Services	18.9
Information Technology	15.7
Consumer Discretionary	15.5
Industrials	13.6
Health Care	4.3
Materials	3.7
Energy	1.6
Consumer Staples	0.8
Short-Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	44.9
United States	44.9
Europe	41.5
United Kingdom	15.6
Germany*	13.7
Switzerland	10.2
Ireland*	2.0
Asia	6.2
Japan	4.3
% of Equity
Asia (cont'd)	6.2
Taiwan	1.0
India	0.9
Africa	3.5
South Africa	3.5
Latin America	2.2
Mexico	2.2
Australasia	1.7
Australia	1.7

*  Euro currency countries comprise 15.7% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

22 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

A Difficult 2018

The MSCI All Country Index14 entered bear market territory
(i.e., down over 20% from its previous peak) in December. On December 24, the U.S. market experienced its biggest Christmas Eve decline ever by a factor of nearly four times. On Christmas Day, the previously stalwart Japanese stock market suffered its own mini-crash. For all of 2018, Chinese stocks, as measured by the CSI 30015, dropped 27%. The only two emerging market stock indexes to be up for the year were Brazil and Russia, and the best performing developed market, the tiny New Zealand exchange, lost money, as did all other MSCI developed market indexes. Obviously, it was a challenging year, and the Oakmark Global Fund felt its downward drag.

The Fund lost 19% in 2018, which compares to the MSCI World Index12 loss of 8.7% in the period and the Lipper Global Fund Index's13 loss of 10.7%. For the December quarter, the Fund lost 16.7%, which contrasts to a 13.4% decline for the MSCI World Index and 13.1% for the Lipper Global Fund Index. We are happier to report that since inception in 1999, the Fund has achieved a compound annual rate of return of 9.0%, which compares to 4.2% for the MSCI World Index and 4.7% for the Lipper Global Fund Index.

For the calendar year, India, China and the Netherlands contributed the most to investment return, while the U.K., U.S. and Switzerland detracted most. The leading contributors were
Mastercard (U.S.), USG (U.S.), MTU Aero Engines (Germany—sold), CarMax (U.S.—sold) and Live Nation Entertainment (U.S.). The largest detractors were Daimler (Germany), Credit Suisse (Switzerland), CNH Industrial (U.K.), Julius Baer Group (Switzerland) and Lloyds Banking Group (U.K.).

During the most recent quarter, India was the only country to contribute positively to return, while the U.S., U.K. and Switzerland were the largest detractors. Axis Bank (India) and General Motors (U.S.) were the only stocks with positive outcomes in the period, while Citigroup (U.S.), Credit Suisse, CNH Industrial, National Oilwell Varco (U.S.) and Julius Baer Group detracted most from Fund return.

Corporate Fundamentals Outperforming Share Prices

The past year proved difficult and volatile for equity investors, ourselves certainly included. But did this downward price movement accurately reflect a change in the fundamentals of the Fund's investments? We think not. We focus on cash flow generation, balance sheet strength, management's deployment of capital, private market transactions, corporate insider buying and a host of other factors, which help us measure the intrinsic value per share of our holdings. Businesses with growing intrinsic value per share and declining share prices are opportunities for additional investment. Two such holdings in the Fund portfolio are Lloyds Banking Group and General Motors (GM).

Lloyds is the Fund's second-largest international holding. The company's share price declined 25% in 2018, resulting in a negative return contribution of 112 basis points. Despite the poor performance of the stock price, the company's earnings and capital generation were actually in-line with expectations and its underlying fundamentals remain strong and are expected to improve further in 2019. Lloyds is the largest retail bank in the U.K., commanding a market share of nearly 25% of the consolidated U.K. banking market in which the top four participants control nearly 80% of the market, combined. Additionally, the company's management team has improved operational efficiency, reduced exposure to more economically sensitive asset classes and built excess capital. For instance, Lloyds' commercial real estate exposure has fallen to only 3.6% of group loans and its underwriting remains quite conservative, as evidenced by the company's residential mortgage book, which boasts an average loan to value of 43.5%. Meanwhile, Lloyds has maintained an excess capital position of approximately two billion pounds, despite returning GBP 3.2 billion to investors during 2018. We expect the company to generate an underlying return on tangible capital in the mid-teens for 2018, despite its excess capital position and we believe that additional cost efficiencies could boost underlying returns even further. We estimate Lloyds will report a return on tangible equity of roughly 13% for 2018. However, this metric is being restrained by provisions for the mis-selling of legacy payment protection insurance products. This liability will sunset in August of 2019, and as a result, we believe the company's reported profitability should improve in both 2019 and 2020.

We recognize that uncertainties surrounding Brexit could create a softer economic environment. To analyze this risk, we have factored in various adverse scenarios to gauge the potential effects on Lloyds' earnings and its capital, and as a result, we believe that the company will be able to navigate any short-term headwinds because of its strong earnings generation, conservative underwriting and large excess capital position. We estimate conservatively that Lloyds is trading at 5-6x reported 2020 earnings and approximately 0.8x its 2020 tangible book value. This is a highly discounted valuation for a best-in-class financial institution.

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 23

Oakmark Global Fund  December 31, 2018

Portfolio Manager Commentary (continued)

Financial industry holdings, such as Lloyds, impaired portfolio return in 2018, and the consumer durables industry, including automobile manufacturers, was another that meaningfully detracted. We continue to believe that the automotive sector is attractively priced and that its business fundamentals are far outperforming share price outcomes. GM is the Fund's fifth-largest holding, which we purchased long before the company's late 2016 acquisition of Cruise Automation, its autonomous vehicle unit. In May, Softbank announced a $2.25 billion investment in Cruise to obtain an approximately 20% interest in that subsidiary. Given that GM had only paid $1 billion for this business, the implied increase in value in less than two years was nothing less than extraordinary. But Softbank was not the last to make such an investment. In October, Honda Motor also made an investment in Cruise at a price that implied an even larger valuation of the subsidiary: $14.6 billion. This value exceeds 20% of the total market value of GM, and all this for a business that has yet to produce revenues or earnings. GM now trades around the price as when it went public in 2010 ($33). Since then, the company has cumulatively earned more than $33 per share and paid out nearly $7 per share in dividends. Additionally, management has simplified the product lineup, exited poorly performing international markets and reduced the company's excess assembly capacity. Critics of the stock will point to economic cycle maturity, tariffs and the long-term threat from autonomous vehicles and ride-sharing. We think these concerns are overstated. By our estimate, nearly 75% of the company's earnings come from pickup trucks and large sport utility vehicles where GM has a dominant and protected competitive moat. We believe this segment is worth more than the current stock price even before giving credit for Cruise or the company's valuable China business. Selling at a very modest multiple of 2019 earnings and offering an attractive and well-supported dividend yield, GM remains a particularly compelling investment opportunity, in our view.

Portfolio Activity

We initiated one new position in the quarter and eliminated two holdings. The new addition, Taiwan Semiconductor Manufacturing Company, controls over 50% of the semiconductor foundry market and commands an even greater share in technologies that require advanced process nodes. Foundry is a business with significant barriers to entry due to significant capital requirements, in-depth technological expertise and a customer-centric business model. Taiwan Semiconductor is one of only a few companies that possesses the attributes necessary to lead the industry for the long term. In addition, we think the company's growth should outpace the overall semiconductor industry due to its greater exposure to quickly expanding end markets, a rapidly growing client base, continued outsourcing activity and impressive market share gains. Furthermore, for the past five years, Taiwan Semiconductor has returned 80% of its excess cash to shareholders through dividend payments. Finally, the company has recently boosted its free cash flow, which management will likely use to reward shareholders further.

We eliminated two holdings, CarMax (U.S.) and Baidu (China), for price reasons and to raise funds to reinvest in more attractive opportunities.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found only the Swiss franc to be overvalued and have hedged approximately 26% of the Fund's franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 45.

24 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
FINANCIALS - 22.1%
BANKS - 12.5%
Bank of America Corp. (United States)	3,034	$74,745
Lloyds Banking Group PLC (United Kingdom)	109,367	72,279
Citigroup, Inc. (United States)	986	51,305
Axis Bank, Ltd. (India) (a)	1,629	14,461
		212,790
DIVERSIFIED FINANCIALS - 6.5%
Credit Suisse Group AG (Switzerland)	5,791	63,630
Julius Baer Group, Ltd. (Switzerland)	1,285	45,753
		109,383
INSURANCE - 3.1%
Allianz SE (Germany)	259	51,897
		374,070
COMMUNICATION SERVICES - 18.9%
MEDIA & ENTERTAINMENT - 18.9%
Alphabet, Inc., Class C (United States) (a)	76	78,773
Naspers, Ltd. (South Africa)	282	56,618
The Interpublic Group of Cos., Inc. (United States)	1,853	38,237
Grupo Televisa SAB (Mexico) (b)	2,825	35,542
Liberty Global PLC, Class C (United Kingdom) (a)	1,477	30,489
Liberty Broadband Corp., Class C (United States) (a)	344	24,807
Live Nation Entertainment, Inc. (United States) (a)	468	23,065
Liberty Global PLC, Class A (United Kingdom) (a)	1,066	22,742
Charter Communications, Inc., Class A (United States) (a)	35	9,917
		320,190
INFORMATION TECHNOLOGY - 15.7%
SOFTWARE & SERVICES - 8.4%
MasterCard, Inc., Class A (United States)	418	78,837
Oracle Corp. (United States)	1,040	46,965
CoreLogic, Inc. (United States) (a)	524	17,505
		143,307
TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
TE Connectivity, Ltd. (United States)	944	71,380
Hirose Electric Co., Ltd. (Japan)	375	36,819
		108,199
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,127	15,605
		267,111
	Shares	Value
CONSUMER DISCRETIONARY - 15.5%
AUTOMOBILES & COMPONENTS - 13.4%
Daimler AG (Germany)	1,503	$79,076
General Motors Co. (United States)	2,193	73,369
Continental AG (Germany)	290	40,093
Toyota Motor Corp. (Japan)	586	34,244
		226,782
CONSUMER DURABLES & APPAREL - 2.1%
Cie Financiere Richemont SA (Switzerland)	347	22,229
Under Armour, Inc., Class C (United States) (a)	825	13,348
		35,577
		262,359
INDUSTRIALS - 13.6%
CAPITAL GOODS - 10.5%
CNH Industrial N.V. (United Kingdom)	7,037	63,279
Travis Perkins PLC (United Kingdom)	3,817	52,062
Arconic, Inc. (United States)	1,746	29,432
Johnson Controls International plc (United States)	567	16,800
USG Corp. (United States)	382	16,310
		177,883
TRANSPORTATION - 3.1%
Ryanair Holdings PLC (Ireland) (a) (b)	461	32,916
Southwest Airlines Co. (United States)	420	19,522
		52,438
		230,321
HEALTH CARE - 4.3%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.1%
Bayer AG (Germany)	748	51,879
HEALTH CARE EQUIPMENT & SERVICES - 1.2%
Tenet Healthcare Corp. (United States) (a)	1,218	20,881
		72,760
MATERIALS - 3.7%
LafargeHolcim, Ltd. (Switzerland)	842	34,700
Incitec Pivot, Ltd. (Australia)	12,093	27,938
		62,638
ENERGY - 1.6%
National Oilwell Varco, Inc. (United States)	1,077	27,684
CONSUMER STAPLES - 0.8%
FOOD, BEVERAGE & TOBACCO - 0.5%
Diageo PLC (United Kingdom)	258	9,184
HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
Reckitt Benckiser Group PLC (United Kingdom)	68	5,235
		14,419
TOTAL COMMON STOCKS - 96.2% (COST $1,545,496)		1,631,552

Oakmark.com 25

Oakmark Global Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 2.5%
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $27,278, collateralized by a United States Treasury Note, 2.875% due 05/15/28, value plus accrued interest of $27,826 (Cost: $27,276)	$27,276	$27,276
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal Home Loan Bank, 2.18%, due 01/02/19 (c) (Cost $14,999)	15,000	14,999
TOTAL SHORT-TERM INVESTMENTS - 2.5% (COST $42,275)		42,275
TOTAL INVESTMENTS - 98.7% (COST $1,587,771)		1,673,827
Foreign Currencies (Cost $67) - 0.0% (d)		67
Other Assets In Excess of Liabilities - 1.3%		21,963
TOTAL NET ASSETS - 100.0%		$1,695,857

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

26 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	42,233	$44,701	06/19/19	$43,694	$1,007
				$43,694	$1,007

Oakmark.com 27

Oakmark Global Select Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-18.14%	-21.19%	1.63%	1.86%	11.31%	6.26%	10/02/06
MSCI World Index	-13.42%	-8.71%	6.30%	4.56%	9.67%	4.72%
Lipper Global Fund Index[13]	-13.07%	-10.73%	5.64%	3.89%	8.96%	4.49%
Oakmark Global Select Fund (Advisor Class)	-18.16%	-21.13%	N/A	N/A	N/A	-0.88%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-18.10%	-21.03%	N/A	N/A	N/A	-0.80%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	8.1
Daimler AG	7.7
Lloyds Banking Group PLC	7.4
CNH Industrial N.V.	6.9
Bank of America Corp.	6.4
TE Connectivity, Ltd.	6.2
Credit Suisse Group AG	5.9
Fiat Chrysler Automobiles N.V.	5.7
Charter Communications, Inc., Class A	5.1
Citigroup, Inc.	5.0
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	22
Net Assets	$1.7 billion
Weighted Average Market Cap	$119.1 billion
Median Market Cap	$40.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	30.8
Consumer Discretionary	17.3
Communication Services	17.2
Industrials	11.5
Information Technology	9.0
Materials	4.5
Consumer Staples	3.5
Energy	3.3
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	53.5
United Kingdom	27.8
Switzerland	17.8
Germany*	7.9
% of Equity
North America	43.6
United States	43.6
Asia	2.9
Taiwan	2.9

*  Euro currency countries comprise 7.9% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

28 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 18.1% for the quarter ended December 31, 2018, underperforming the MSCI World Index's12 13.4% decline. For the calendar year, the Fund declined 21.2%, underperforming the MSCI World Index's decline of 8.7%. However, the Fund has returned an average of 6.3% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 4.7% over the same period.

Willis Towers Watson, headquartered in the U.K. and the third-largest insurance broker in the world, was the top contributor for the quarter. The company delivered strong third-quarter earnings results and its organic growth reached 5%. Management now believes full-year organic growth will be closer to 4% after originally projecting a range of 3-4%. In addition, Willis lowered is fiscal-year tax rate guidance and increased earnings per share estimates for the full-year period. In our view, the company is also compelling because of its presence in the insurance brokerage industry, which is an attractive market because it does not bear underwriting risk, requires little capital and generates significant free cash flow. As a result, we continue to believe that Willis is significantly undervalued relative to its normalized earnings power.

Apache, a U.S.-based oil and gas exploration and production company, was the largest detractor for the quarter. Despite exceeding third-quarter production and EBITDA16 estimates, the company's share price declined due to falling energy and oil prices. Although commodity prices are intrinsically prone to short-term volatility, the normalized earnings power of individual companies is much more stable. We believe that the decline in Apache's stock price is purely the result of cyclical factors and will not affect the company's long-term progress and business value. Management reiterated 2019 guidance and at current price levels plans to return capital to shareholders via stock repurchases. Our investment thesis for Apache remains intact as we believe it is trading at a significant discount to our estimate of intrinsic value.

As of December 31, 43.6% of the Fund's holdings were invested in U.S.-domiciled companies, while approximately 53.6% were invested in European and U.K. equities and 2.9% were invested in Asian equities.

We continue to find the Swiss franc overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 27% of our Swiss franc exposure was hedged at quarter end.

While 2018 was disappointing in both absolute and relative terms, we like to remind our shareholders during these volatile times that we are long-term investors who remain committed to our investment philosophy. While our performance may lag in the short term, we continue to focus on providing positive, long-term results. We wish you a happy and prosperous 2019!

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 29

Oakmark Global Select Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
FINANCIALS - 30.8%
BANKS - 18.8%
Lloyds Banking Group PLC (United Kingdom)	195,209	$129,009
Bank of America Corp. (United States)	4,534	111,718
Citigroup, Inc. (United States)	1,676	87,237
		327,964
INSURANCE - 6.1%
American International Group, Inc. (United States)	1,438	56,676
Willis Towers Watson PLC (United States)	326	49,430
		106,106
DIVERSIFIED FINANCIALS - 5.9%
Credit Suisse Group AG (Switzerland)	9,423	103,538
		537,608
CONSUMER DISCRETIONARY - 17.3%
AUTOMOBILES & COMPONENTS - 13.4%
Daimler AG (Germany)	2,558	134,539
Fiat Chrysler Automobiles N.V. (United Kingdom) (a)	6,929	100,186
		234,725
CONSUMER DURABLES & APPAREL - 3.9%
Cie Financiere Richemont SA (Switzerland)	1,061	68,020
		302,745
COMMUNICATION SERVICES - 17.2%
MEDIA & ENTERTAINMENT - 17.2%
Alphabet, Inc., Class C (United States) (a)	136	141,097
Charter Communications, Inc., Class A (United States) (a)	310	88,426
WPP PLC (United Kingdom)	5,715	61,672
Alphabet, Inc., Class A (United States) (a)	8	8,223
		299,418
INDUSTRIALS - 11.5%
CAPITAL GOODS - 8.6%
CNH Industrial N.V. (United Kingdom)	13,442	120,869
General Electric Co. (United States)	3,931	29,759
		150,628
TRANSPORTATION - 2.9%
Kuehne + Nagel International AG (Switzerland)	394	50,622
		201,250
	Shares	Value
INFORMATION TECHNOLOGY - 9.0%
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
TE Connectivity, Ltd. (United States)	1,433	$108,370
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6,656	48,831
		157,201
MATERIALS - 4.5%
LafargeHolcim, Ltd. (Switzerland)	1,913	78,806
CONSUMER STAPLES - 3.5%
HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
Reckitt Benckiser Group PLC (United Kingdom)	432	33,117
FOOD, BEVERAGE & TOBACCO - 1.6%
Diageo PLC (United Kingdom)	761	27,111
		60,228
ENERGY - 3.3%
Apache Corp. (United States)	2,177	57,149
TOTAL COMMON STOCKS - 97.1% (COST $1,776,231)		1,694,405
	Par Value	Value
SHORT-TERM INVESTMENTS - 0.7%
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $13,372, collateralized by a United States Treasury Note, 2.625% due 12/31/25, value plus accrued interest of $13,640 (Cost: $13,371)	$13,371	13,371
TOTAL SHORT-TERM INVESTMENTS - 0.7% (COST $13,371)		13,371
TOTAL INVESTMENTS - 97.8% (COST $1,789,602)		1,707,776
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 2.2%		37,666
TOTAL NET ASSETS - 100.0%		$1,745,442

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

30 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	79,725	$84,384	06/19/19	$82,484	$1,900
				$82,484	$1,900

Oakmark.com 31

Oakmark International and Oakmark  December 31, 2018
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

oakgx@oakmark.com

oakwx@oakmark.com

Fellow Shareholders,

Unfortunately, the fourth quarter of 2018 was an acceleration of the negative international equity trends that started in February. Most of our Funds' invested companies performed satisfactorily in the fourth quarter and 2018 overall. However, despite this performance, they generated large, negative share price movements and underperformed compared to our peers (see individual letters).

Investing vs. Trading

I have often discussed the difference between these two activities in various letters, but this year demonstrates how one group of market participants—the traders—literally swamped the other. Despite relatively strong business fundamentals in 2018 (see the Oakmark Global letter), we saw business values aggressively marked down this past year. In fact, few, if any, major indexes increased in value this year despite the fact that prices of the businesses in which we are invested weren't terribly overpriced entering 2018, as most of our global and international funds traded at 25-30% discounts to our measurement of their intrinsic values.

As negative political headlines popped up—from trade concerns, to EU political issues, to the continuing Brexit saga—global share prices were battered. As earnings continued to be stable and, in most cases, grow, valuations of businesses continued to fall, actually making them attractive to long-term investors of businesses. Prices of European financials and autos in particular have experienced large price drops despite acceptable earnings (with some exceptions), and as a result, valuations not seen since 2008 are present. For example, both BNP Paribas and Credit Suisse have traded under 75% of their book values and on just 6-7 times their projected earnings. These price drops occurred despite the fact that both companies have greatly improved their capital positions and have earnings that are stable or growing. European auto-related companies have also sold at depressed valuations with share prices being hit in particular as a result of the trade noise and China issues. New European emission testing protocols created havoc as well and impacted short-term results.

Traders have an advantage in this investment climate because they trade on price movement and volatility, which are non-fundamental factors. This is a short-term phenomenon that moves companies' pricing despite their value. It's important to remember that historically such advantages are temporary.

Though traders have driven down prices based on headlines, investors have an opportunity to take advantage of these price drops by investing in quality cash flow streams at low prices. As a result of this year's price sell-off occurring without corresponding declines in earnings, our international portfolios now trade near a 50% discount to our measurement of intrinsic value.

Political Uncertainty and Asset Prices

Geopolitical events have been and will always be part of the investing climate. Elections, trade disputes, wars and other forms of conflict tend to have large impacts on short-term stock prices. And certainly the EU is saddled with a number of meaningful economic issues. However, despite this, what fundamentally impacts value is not macro events, but factors that impact a company's ability to generate cash and create value for its owners over the long term. As value investors, this is what we study, analyze and price. Although macro events certainly impact prices, they have little, if any, impact on cash flow streams and, thus, business values. As a result, opportunity arises!

We will remain focused on fundamental factors and utilize discipline to take advantage of Mr. Market's volatility and impatience, despite the fact that this may result in short-term pain and discomfort. We have faced situations like this in the past and, each and every time, have been able to create long-term value for our investors. We remain confident that we will continue to deliver strong long-term results, especially given where valuations are today.

Happy 2019 to all of our shareholders, and thank you for your patience and confidence in 2018.

See accompanying Disclosures and Endnotes on page 45.

32 OAKMARK FUNDS

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Oakmark.com 33

Oakmark International Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-16.31%	-23.43%	2.35%	-0.50%	9.79%	8.87%	09/30/92
MSCI World ex U.S. Index	-12.78%	-14.09%	3.11%	0.34%	6.24%	5.49%
MSCI EAFE Index[18]	-12.54%	-13.79%	2.87%	0.53%	6.32%	5.37%
Lipper International Fund Index[19]	-13.16%	-14.94%	3.10%	0.70%	6.80%	6.28%
Oakmark International Fund (Advisor Class)	-16.29%	-23.35%	N/A	N/A	N/A	1.42%	11/30/16
Oakmark International Fund (Institutional Class)	-16.30%	-23.32%	N/A	N/A	N/A	1.47%	11/30/16
Oakmark International Fund (Service Class)	-16.40%	-23.66%	2.05%	-0.83%	9.46%	6.85%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
BNP Paribas SA	4.0
Daimler AG	3.8
Lloyds Banking Group PLC	3.8
Intesa Sanpaolo SPA	3.7
Credit Suisse Group AG	3.5
Continental AG	3.4
CNH Industrial N.V.	3.2
Bayerische Motoren Werke AG	3.1
Glencore PLC	3.0
Hennes & Mauritz AB (H&M) - Class B	2.9
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	62
Net Assets	$31.1 billion
Weighted Average Market Cap	$40.6 billion
Median Market Cap	$20.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.01%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	27.9
Consumer Discretionary	19.8
Industrials	17.2
Communication Services	12.1
Materials	8.5
Information Technology	4.5
Health Care	3.9
Consumer Staples	2.7
Energy	1.3
Short-Term Investments and Other	2.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	78.1
United Kingdom	21.3
Germany*	17.7
Switzerland	12.3
France*	10.9
Sweden	5.8
Netherlands*	4.2
Italy*	3.8
Ireland*	2.1
Asia	12.8
Japan	5.1
South Korea	2.5
Indonesia	2.1
% of Equity
Asia (cont'd)	12.8
Taiwan	1.4
China	1.0
India	0.7
Africa	2.9
South Africa	2.9
North America	2.7
Canada	1.6
United States	1.1
Australasia	2.4
Australia	2.4
Latin America	1.1
Mexico	1.1

*  Euro currency countries comprise 38.7% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

34 OAKMARK FUNDS

Oakmark International Fund  December 31, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 16.3% for the quarter ended December 31, 2018, compared to the MSCI World ex U.S. Index17, which declined 12.8% over the same period. The Fund's calendar-year performance was weak in both absolute and relative returns, declining 23.4%, versus the MSCI World ex U.S. Index's decline of 14.1%. However, the Fund has returned an average of 8.9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.5% per year over the same period.

Bank Mandiri, an Indonesian bank with the country's largest branch and deposit franchise, was the top contributor for the quarter, returning 13.6%. Despite a difficult macroeconomic environment driven by inflationary fears, Mandiri reported strong loan growth in the third quarter, tracking ahead of full-year estimates. The company's stock price increased due to a rally in the Indonesian stock market as well as improved outlook on the Indonesian banking sector as a whole. We believe Mandiri continues to be well positioned to benefit from consumer-led, structural macroeconomic growth and that it maintains a cost of funding advantage over its smaller competitors. We continue to have confidence that the company will be a rewarding investment for our shareholders into the future.

BNP Paribas, headquartered in France and one of the largest banking franchises in Europe, was the largest detractor for the quarter. BNP's stock price has been pressured by fears about European politics, although these headlines have not reduced our assessment of the long-term intrinsic value for the company. BNP possesses a dominant retail banking franchise as well as a diversified business base, which allows for cost of funding, liquidity and scale advantages versus its smaller peers. The firm also improved its risk profile by exiting riskier business lines and increasing its capital level; this has worked to further strengthen its balance sheet. BNP has been focused on a cost transformation project that is front-end loaded, so we believe the company should start generating greater net savings in 2019 and 2020. Management has reiterated a cost-to-income target of 63% for 2020, which is in line with our expectations. As a result, we believe BNP is well positioned for improved performance.

We added two new names to the Fund during the quarter: Ctrip.com International, the largest online retail travel agency in China with gross bookings five times its nearest peers; and NAVER, the largest internet company in South Korea and the dominant player in search with over 75% market share.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 18% of the Swiss franc exposure was hedged at quarter end.

While 2018 was disappointing in both absolute and relative terms, we remain committed to our value investing philosophy. We believe our long-term focus allows us to take advantage of short-term price dislocations. We would like to thank our shareholders for your confidence and support in this difficult environment. We wish our shareholders a happy and prosperous 2019!

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 35

Oakmark International Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.9%
FINANCIALS - 27.9%
BANKS - 16.3%
BNP Paribas SA (France)	27,390	$1,238,787
Lloyds Banking Group PLC (United Kingdom)	1,772,391	1,171,338
Intesa Sanpaolo SPA (Italy)	516,261	1,147,404
Royal Bank of Scotland Group PLC (United Kingdom)	246,363	680,470
Bank Mandiri Persero Tbk PT (Indonesia)	1,256,483	644,406
Axis Bank, Ltd. (India) (a)	21,602	191,809
		5,074,214
DIVERSIFIED FINANCIALS - 7.7%
Credit Suisse Group AG (Switzerland)	98,943	1,087,179
EXOR N.V. (Netherlands)	12,786	692,314
Schroders PLC (United Kingdom)	11,263	350,706
AMP, Ltd. (Australia)	149,804	258,510
Schroders PLC, Non-Voting (United Kingdom)	31	825
		2,389,534
INSURANCE - 3.9%
Allianz SE (Germany)	4,330	868,896
Willis Towers Watson PLC (United States)	2,189	332,413
		1,201,309
		8,665,057
CONSUMER DISCRETIONARY - 19.8%
AUTOMOBILES & COMPONENTS - 13.7%
Daimler AG (Germany)	22,543	1,185,778
Continental AG (Germany)	7,552	1,044,786
Bayerische Motoren Werke AG (Germany)	11,724	949,656
Toyota Motor Corp. (Japan)	9,787	571,996
Valeo SA (France)	17,147	501,166
		4,253,382
RETAILING - 3.0%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	63,579	904,018
Ctrip.com International, Ltd. (China) (a) (b)	1,182	31,987
		936,005
CONSUMER DURABLES & APPAREL - 1.7%
Cie Financiere Richemont SA (Switzerland)	8,197	525,380
CONSUMER SERVICES - 1.4%
Accor SA (France)	10,585	450,074
		6,164,841
	Shares	Value
INDUSTRIALS - 17.2%
CAPITAL GOODS - 11.6%
CNH Industrial N.V. (United Kingdom)	110,585	$994,365
Ashtead Group PLC (United Kingdom)	26,304	548,828
Komatsu, Ltd. (Japan)	21,234	458,280
Volvo AB, Class B (Sweden)	33,584	439,364
SKF AB, Class B (Sweden)	28,176	427,426
Ferguson PLC (United Kingdom)	5,467	349,571
Smiths Group PLC (United Kingdom)	17,228	299,525
Meggitt PLC (United Kingdom)	14,410	86,508
		3,603,867
TRANSPORTATION - 3.2%
Ryanair Holdings PLC (Ireland) (a) (b)	9,143	652,243
Kuehne + Nagel International AG (Switzerland)	2,683	344,856
		997,099
COMMERCIAL & PROFESSIONAL SERVICES - 2.4%
Bureau Veritas SA (France)	14,685	299,406
G4S PLC (United Kingdom)	107,170	269,032
Experian PLC (United Kingdom)	4,586	111,354
Brambles, Ltd. (Australia)	9,611	68,709
		748,501
		5,349,467
COMMUNICATION SERVICES - 12.1%
MEDIA & ENTERTAINMENT - 12.1%
Naspers, Ltd. (South Africa)	4,423	889,080
Publicis Groupe SA (France)	10,410	597,308
WPP PLC (United Kingdom)	55,298	596,705
Liberty Global PLC, Class C (United Kingdom) (a)	22,950	473,690
NAVER Corp. (South Korea)	3,271	357,625
Grupo Televisa SAB (Mexico) (b)	27,033	340,075
Baidu, Inc. (China) (a) (b)	1,742	276,358
Liberty Global PLC, Class A (United Kingdom) (a)	10,367	221,228
		3,752,069
MATERIALS - 8.5%
Glencore PLC (Switzerland)	247,853	920,412
LafargeHolcim, Ltd. (Switzerland)	15,879	654,293
thyssenkrupp AG (Germany)	30,098	516,580
Orica, Ltd. (Australia)	32,664	396,875
Akzo Nobel N.V. (Netherlands)	1,696	136,835
		2,624,995

36 OAKMARK FUNDS

Oakmark International Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.9% (continued)
INFORMATION TECHNOLOGY - 4.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
ASML Holding N.V. (Netherlands)	2,884	$453,197
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	56,754	416,372
		869,569
TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
Samsung Electronics Co., Ltd. (South Korea)	11,536	400,105
Omron Corp. (Japan)	3,747	136,757
		536,862
		1,406,431
HEALTH CARE - 3.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.6%
Bayer AG (Germany)	11,765	816,304
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
Olympus Corp. (Japan)	12,682	390,515
		1,206,819
CONSUMER STAPLES - 2.7%
FOOD, BEVERAGE & TOBACCO - 1.9%
Nestlé SA (Switzerland)	2,562	207,987
Danone SA (France)	2,555	180,072
Diageo PLC (United Kingdom)	4,542	161,791
Pernod Ricard SA (France)	233	38,298
		588,148
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
Reckitt Benckiser Group PLC (United Kingdom)	2,009	153,996
FOOD & STAPLES RETAILING - 0.3%
Alimentation Couche-Tard, Inc., Class B (Canada)	1,769	87,981
		830,125
ENERGY - 1.3%
Cenovus Energy, Inc. (Canada)	58,541	411,659
TOTAL COMMON STOCKS - 97.9% (COST $36,048,120)		30,411,463
	Par Value	Value
SHORT-TERM INVESTMENTS - 1.0%
GOVERNMENT AND AGENCY SECURITIES - 0.7%
Federal Home Loan Bank, 2.18%, due 01/02/19 (c) (Cost $224,987)	$225,000	224,987
Total Government and Agency Securities (Cost $224,987)		224,987
	Par Value	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $97,652, collateralized by a United States Treasury Note, 2.625% due 12/31/25, value plus accrued interest of $99,600 (Cost: $97,644)	$97,644	$97,644
TOTAL SHORT-TERM INVESTMENTS - 1.0% (COST $322,631)		322,631
TOTAL INVESTMENTS - 98.9% (COST $36,370,751)		30,734,094
Foreign Currencies (Cost $9,073) - 0.0% (d)		9,046
Other Assets In Excess of Liabilities - 1.1%		323,119
TOTAL NET ASSETS - 100.0%		$31,066,259

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

Oakmark.com 37

Oakmark International Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	277,588	$285,363	06/19/19	$287,194	$1,831
				$287,194	$1,831
Foreign Currency Sold:
Swiss Franc	773,479	$818,679	06/19/19	$800,245	$18,434
				$800,245	$18,434

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  December 31, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/08 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-17.20%	-23.73%	0.73%	-1.01%	9.34%	8.18%	11/01/95
MSCI World ex U.S. Small Cap Index	-16.16%	-18.07%	3.85%	2.25%	10.06%	N/A
MSCI World ex U.S. Index[17]	-12.78%	-14.09%	3.11%	0.34%	6.24%	4.67%
Lipper International Small Cap Fund Index[21]	-16.41%	-18.82%	2.77%	1.65%	10.15%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-17.14%	-23.68%	N/A	N/A	N/A	-0.30%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-17.08%	-23.53%	N/A	N/A	N/A	-0.16%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-17.20%	-23.96%	0.43%	-1.30%	9.03%	7.93%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Travis Perkins PLC	3.6
BNK Financial Group, Inc.	3.5
Konecranes OYJ	3.5
Azimut Holding SPA	3.4
Duerr AG	3.4
Ontex Group N.V.	3.0
Julius Baer Group, Ltd.	2.8
Element Fleet Management Corp.	2.8
Criteo SA	2.7
Atea ASA	2.7
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	57
Net Assets	$1.3 billion
Weighted Average Market Cap	$2.7 billion
Median Market Cap	$2.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/18)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	40.1
Financials	18.2
Communication Services	10.1
Information Technology	8.2
Consumer Staples	6.2
Health Care	5.8
Consumer Discretionary	4.6
Materials	3.1
Real Estate	2.0
Short Term Investments and Other	1.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	68.5
United Kingdom	22.5
Switzerland	10.5
Finland*	5.9
Italy*	5.4
France*	4.8
Netherlands*	4.2
Germany*	3.5
Belgium*	3.0
Norway	2.7
Denmark	2.4
Spain*	1.4
Greece*	1.1
Portugal*	1.1
% of Equity
Asia	14.6
South Korea	6.1
Japan	5.0
Indonesia	3.5
China	0.0
Australasia	8.2
Australia	5.5
New Zealand	2.7
Latin America	5.3
Mexico	3.8
Brazil	1.5
North America	3.4
Canada	3.4

*  Euro currency countries comprise 30.4% of equity investments.

See accompanying Disclosures and Endnotes on page 45.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

Fellow Shareholders,

We are not pleased to report that the Fund's performance continued to decline during the fourth quarter. In our view, these returns were driven by prolonged macroeconomic fears, rather than concerns about the underlying quality of the companies we own. For the quarter ended December 31, 2018, the Oakmark International Small Cap Fund declined 17.2%, compared to the MSCI World ex U.S. Small Cap Index20, which dropped 16.2% for the same period. For the year ended December 31, the Fund returned -23.7%, while the MSCI World ex U.S. Small Cap Index returned -18.1%. Since the Fund's inception in November 1995, it has returned an average of 8.2% per year.

The top-performing stock in the Fund was Sarana Menara Nusantara, an investment company based in Indonesia that owns and operates telecommunication towers for wireless operators through its subsidiary Protelindo. Sarana's price surge was fueled primarily by the Indonesian stock market rally in December. However, during the third quarter the company reported strong results with revenues up and the number of its telecommunication towers increasing. Even more importantly, Sarana's non-tower revenues grew by 62% during the third quarter, including fiber optic cable (hanging) and VSAT (poles for satellite communication) configurations. Notably, tower fiberization has reached more than 2,200 kilometers built, of which 1,500 kilometers currently generate revenue. The company's most impressive metric is that it now has 16,000 kilometers of fiber optic cable in its pipeline, up from 2,000 kilometers just three months ago.

The Fund's largest detractor to performance for the quarter was Azimut Holding. Azimut is an Italian asset management company, based in Milan, with increasingly significant international operations in 16 countries. The company operates an integrated distribution and investment management model aimed primarily at private clients. During the quarter, weak financial markets weighed on the company's investment performance, assets under management and performance fees. In addition, Azimut announced that CEO Sergio Albarelli would be leaving in January 2019, and former CEO, and now Chairman, Pietro Giuliani will lead the company until an internal replacement is named in the first half of 2019. During Albarelli's two-year tenure, he helped grow and improve the profitability of the business outside of Italy and made investments in Azimut's IT, risk management and compliance groups. Under new management, the company's culture will likely return to its more entrepreneurial style, and we expect the company will increasingly focus on distribution productivity and investment performance. We like that Azimut's management team and employees are focused on long-term value generation and that they are aligned with shareholder interests through their ownership of over 20% of the company's shares (via the

Timone trust). In addition, Azimut's strong balance sheet and cash flow generation add to our confidence in the investment.

Due to weakened share prices during the quarter, we were able to reacquire two previous Fund holdings: Swiss-based Bucher Industries, a manufacturer of food processing machinery, vehicle and hydraulic components; and Kimberly-Clark de Mexico, the largest consumer paper goods company in Mexico. In addition, we added one new name to the Fund: Pirelli, a consumer tire manufacturer headquartered in Italy. Pirelli focuses on the premium segment of the market and its tires are used on some Ferrari, Aston Martin and Porsche models. During the quarter, we eliminated our position in Brunel International
(Netherlands).

Geographically, we ended the quarter with approximately 15% of our holdings in Asia, 68% in Europe and the U.K., and 8% in Australasia. The remaining positions are 4% in North America (Canada) and 5% in Latin America (Mexico and Brazil).

We continue to believe both the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar. As a result, we defensively hedged 18% of the Fund's franc exposure and 34% of the krone exposure. During this year of volatility, we thank shareholders for their continued confidence and support. As we start 2019, we believe the portfolio consists of high-quality companies that will generate attractive returns in the years to come.

We remain committed to finding attractive, undervalued companies that are led by management teams who are dedicated to building shareholder value.

Wishing all of you a very happy and healthy 2019!

See accompanying Disclosures and Endnotes on page 45.

Oakmark.com 41

Oakmark International Small Cap Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.3%
INDUSTRIALS - 40.1%
CAPITAL GOODS - 19.3%
Travis Perkins PLC (United Kingdom)	3,400	$46,366
Konecranes OYJ (Finland)	1,450	43,855
Duerr AG (Germany)	1,232	43,092
Howden Joinery Group PLC (United Kingdom)	4,326	24,016
Sulzer AG (Switzerland)	293	23,280
Metso OYJ (Finland)	853	22,389
Morgan Advanced Materials PLC (United Kingdom)	4,183	14,033
Bucher Industries AG (Switzerland)	32	8,500
Outotec OYJ (Finland) (a)	2,212	7,791
Wajax Corp. (Canada)	623	7,571
dormakaba Holding AG (Switzerland)	7	4,392
		245,285
COMMERCIAL & PROFESSIONAL SERVICES - 16.2%
Mitie Group PLC (United Kingdom)	21,530	30,350
Randstad N.V. (Netherlands)	628	28,841
IWG PLC (Switzerland)	9,861	26,270
Babcock International Group PLC (United Kingdom)	4,185	26,101
Hays PLC (United Kingdom)	12,936	23,084
ISS A/S (Denmark)	743	20,746
Pagegroup PLC (United Kingdom)	3,202	18,401
Applus Services SA (Spain)	1,573	17,460
SThree PLC (United Kingdom)	4,073	14,874
		206,127
TRANSPORTATION - 4.6%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	4,612	24,674
Freightways, Ltd. (New Zealand)	2,858	14,101
Panalpina Welttransport Holding AG (Switzerland)	78	10,388
DSV AS (Denmark)	129	8,513
		57,676
		509,088
FINANCIALS - 18.2%
DIVERSIFIED FINANCIALS - 12.2%
Azimut Holding SPA (Italy)	4,007	43,768
Julius Baer Group, Ltd. (Switzerland)	1,006	35,844
Element Fleet Management Corp. (Canada)	6,969	35,273
EFG International AG (Switzerland)	3,761	22,001
Standard Life Aberdeen PLC (United Kingdom)	5,624	18,405
		155,291
BANKS - 6.0%
BNK Financial Group, Inc. (South Korea)	6,826	44,844
DGB Financial Group, Inc. (South Korea)	4,195	31,245
		76,089
		231,380
	Shares	Value
COMMUNICATION SERVICES - 10.1%
MEDIA & ENTERTAINMENT - 6.6%
Criteo SA (France) (a) (b)	1,508	$34,257
SKY Network Television, Ltd. (New Zealand)	15,346	19,056
Megacable Holdings SAB de CV (Mexico)	3,141	14,086
NOS SGPS SA (Portugal)	2,252	13,664
Hakuhodo DY Holdings, Inc. (Japan)	228	3,273
		84,336
TELECOMMUNICATION SERVICES - 3.5%
Tower Bersama Infrastructure Tbk PT (Indonesia)	92,562	23,172
Sarana Menara Nusantara Tbk PT (Indonesia)	437,402	20,988
		44,160
		128,496
INFORMATION TECHNOLOGY - 8.2%
SOFTWARE & SERVICES - 4.1%
Atea ASA (Norway) (a)	2,658	34,120
Totvs SA (Brazil)	2,635	18,455
		52,575
TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
Hirose Electric Co., Ltd. (Japan)	268	26,362
Ingenico Group SA (France)	455	25,823
		52,185
		104,760
CONSUMER STAPLES - 6.2%
HOUSEHOLD & PERSONAL PRODUCTS - 3.7%
Ontex Group N.V. (Belgium)	1,831	37,550
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico) (a)	5,698	9,037
		46,587
FOOD & STAPLES RETAILING - 2.5%
Sugi Holdings Co., Ltd. (Japan)	814	32,265
		78,852
HEALTH CARE - 5.8%
HEALTH CARE EQUIPMENT & SERVICES - 5.8%
Healius, Ltd. (Australia)	20,400	32,043
ConvaTec Group PLC (United Kingdom)	16,915	29,957
Ansell, Ltd. (Australia)	758	11,764
		73,764

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)
CONSUMER DISCRETIONARY - 4.6%
RETAILING - 1.9%
GrandVision N.V. (Netherlands)	1,087	$23,832
AUTOMOBILES & COMPONENTS - 1.0%
Pirelli & C SPA (Italy) (a)	2,018	12,970
CONSUMER DURABLES & APPAREL - 0.9%
Salvatore Ferragamo SPA (Italy)	527	10,666
Cosmo Lady China Holdings Co., Ltd. (China)	1,157	408
		11,074
CONSUMER SERVICES - 0.8%
Dignity PLC (United Kingdom)	1,171	10,395
		58,271
MATERIALS - 3.1%
Incitec Pivot, Ltd. (Australia)	10,993	25,397
Titan Cement Co. SA (Greece)	621	13,799
		39,196
REAL ESTATE - 2.0%
LSL Property Services PLC (United Kingdom) (b)	7,135	19,962
Countrywide PLC (United Kingdom) (a)	47,376	5,163
		25,125
TOTAL COMMON STOCKS - 98.3% (COST $1,507,991)		1,248,932
	Par Value	Value
SHORT-TERM INVESTMENTS - 1.1%
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 12/31/18 due 01/02/19, repurchase price $13,821, collateralized by a United States Treasury Note, 2.625% due 12/31/25, value plus accrued interest of $14,100 (Cost: $13,819)	$13,819	13,819
TOTAL SHORT-TERM INVESTMENTS - 1.1% (COST $13,819)		13,819
TOTAL INVESTMENTS - 99.4% (COST $1,521,810)		1,262,751
Foreign Currencies (Cost $22) - 0.0% (c)		22
Other Assets In Excess of Liabilities - 0.6%		7,653
TOTAL NET ASSETS - 100.0%		$1,270,426

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

Oakmark.com 43

Oakmark International Small Cap Fund  December 31, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	9,149	$9,405	06/19/19	$9,465	$60
				$9,465	$60
Foreign Currency Sold:
Norwegian Krona	101,163	$12,389	06/19/19	$11,789	$600
Swiss Franc	28,086	29,727	06/19/19	29,058	669
				$40,847	$1,269

44 OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  Goldstein, Michael and Zhao, Longying. "Portfolio Strategy December 2018." Empirical Research Partners. December 20, 2018.

3.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

10.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

11.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investors cannot invest directly in this index.

Oakmark.com 45

Disclosures and Endnotes (continued)

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI All Country World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index includes large- and mid-sized stocks and covers approximately 85% of the global equity opportunity set. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

15.  The CSI 300 Index is a representative index of Chinese stock prices composed of 300 Class-A stocks with high market capitalization and liquidity listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The CSI 300 Index is calculated and published by China Securities Index Co., LTD.

16.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization, which is a measure of operating income.

17.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

18.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

20.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

21.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

46 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Judson H. Brooks—Vice President*

Megan J. Claucherty—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President**

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Zachary D. Weber—Vice President, Principal Financial Officer and Treasurer

Benjamin D. Wiesenfeld—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Edward J. Wojciechowski—Vice President

Rana J. Wright—Vice President, Secretary and Chief Legal Officer

*  Mr. Brooks is no longer an Officer of the Trust as of January 23, 2019.

**  Mr. Nicolas assumed his duties effective January 23, 2019.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 47

Oakmark.com